                                                                    EXHIBIT 10.2

Class A-3 Swap Confirmation
                                        March 13, 2001


To:      Merrill Lynch Capital Services, Inc.
         Merrill Lynch World Headquarters
         4 World Financial Center
         New York, New York  10080
         Swap Group
         Tel:  (212) 449-0371
         Fax:  (212) 449-1788

From:    Ford Credit Auto Owner Trust 2001-B
         c/o The Bank of New York, as
         owner trustee
         ABS Finance Unit
         101 Barclay Street
         12E Floor
         New York, NY  10286
         John Bobko
         Tel:  (212) 815-5613
         Fax:  (212) 449-6993

Re:  Interest Rate Swap Reference No. FCOAT 2001-B Class A-3 Swap

Ladies and Gentlemen:

         The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Merrill Lynch Capital Services, Inc. ("Party A") and Ford Credit Auto Owner Trust 2001-B ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the "Definitions") are incorporated into this Confirmation, without regard to any amendment to the Definitions subsequent to the date hereof, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this agreement. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of March 13, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Trade Date:                                 March 13, 2001.

         Effective Date:                             March 22, 2001.

         Distribution Date:                          The fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing April 16, 2001.

         Notional Amount:                            The Notional Amount initially shall equal $1,400,000,000 and shall decrease by an amount equal to the amount of the reduction in the aggregate principal balance of the Class A-3 Notes on each Distribution Date.  Decreases in the Notional Amount
                                                     with respect to the calculation of Fixed Amounts shall take effect as of the Period End Date occurring in the month of the Distribution Date.  Party B shall determine the Notional
                                                     Amount and shall inform Party A of such determination by the twelfth day of each calendar month.

         Termination                                 Date: The date upon which the aggregate outstanding principal balance of the
                                                     Class A-3 Notes has been reduced to zero, or August 15, 2003, whichever is earlier.

         Fixed Amounts

                  Fixed Rate Payer:                  Party B.

                  Fixed Rate Payer
                  Payment Date:                      The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.
                                                     The initial Fixed Rate Payer Payment Date will be April 16,
                                                     2001.

                  Period End Date:                   The 15th day of each calendar month, with No Adjustment.
                                                     The initial Period End Date will be April 15, 2001.

                  Fixed Rate:                        4.885%.

                  Fixed Rate Day
                  Count Fraction:                    30/360.

         Floating Amounts

                  Floating Rate Payer:               Party A.

                  Floating Rate Payer
                  Payment Dates:                     The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.
                                                     The initial Fixed Rate Payer Payment Date will be April 16,
                                                     2001.
                  Floating Rate for initial
                  Calculation Period:                4.98%.

                  Floating Rate Option:              USD-LIBOR-BBA.

                  Designated Maturity:               One month.

                  Spread:                            0.05%.

                  Floating Rate Day
                  Count Fraction:                    Actual/360.

                  Reset Dates:                       The first day of each Floating Rate Payer Calculation Period.

         Business Days:                              New York and Delaware.

         Calculation Agent:                          Party A, unless an Event of Default has occurred where Party
                                                     A is the Defaulting Party, in which event the Calculation
                                                     Agent shall be Party B.


         3.  Account Details

                  Payments to Party A:               Bankers Trust Company
                                                     New York, NY
                                                     ABA #  021001033
                                                     Account No. 00-811-874
                                                     Ref:  Merrill Lynch Capital Services, Inc.
                                                     Dollar Swaps, New York, NY

                  Payments to Party B:               The Chase Manhattan Bank
                                                     ABA# 021-000-021
                                                     Account #:  507951883
                                                     Account Name:  Ford Incoming Wire Account
                                                     Ref:  AC160041.1 FORD 2001-B Swap Receipt

                  Party A Operations Contact:        Merrill Lynch Capital Services, Inc.
                                                     Merrill Lynch World Headquarters
                                                     4 World Financial Center
                                                     New York, NY  10080
                                                     Swap Group
                                                     Tel:  (212) 449-0371
                                                     Fax:  (212) 449-1788

                  Party B Operations Contact:        The Chase Manhattan Bank
                                                     Corporate Trust Administration
                                                     450 West 33rd Street, 14th floor
                                                     New York, New York 10001
                                                     Attention:  Michael A. Smith
                                                     Tel:  (212) 946-3346
                                                     Fax:  (212) 946-8302

         4.  Miscellaneous

                  Non-Reliance:                      Each party represent to the other party that it is acting
                                                     for its own account, and it has made its own independent
                                                     decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it
                                                     has deemed necessary. It is not relying on any communication
                                                     (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be
                                                     considered to be investment advice or a recommendation to
                                                     enter into this Transaction. No communication (written or
                                                     oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this
                                                     Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                               Best Regards,


                                        FORD CREDIT AUTO OWNER TRUST 2001-B
                                        By:  THE BANK OF NEW YORK
                                             not in its individual capacity but
                                             solely as Owner Trustee




                                        By:  /s/ John Bobko
                                             ---------------------------------
                                        Name:  John Bobko
                                        Title: Assistant Treasurer


         Accepted and confirmed as of the Trade Date written above:

         MERRILL LYNCH CAPITAL SERVICES, INC.




         By:  /s/ Roger A. Baum
              --------------------------------------
         Name:  Roger A. Baum
         Title: Designated Signatory